    HSBC GRAPHIC OMITTED][GRAPHIC OMITTED][GRAPHIC OMITTED]

HSBC Bank USA, National Association
    452 Fifth Avenue
    New York, NY  10018
    Fax: (212) 525-0673

                                                                                                      July 28, 2006

RASC Series 2006-EMX6 Trust,
acting through U.S. Bank National Association
not in its individual capacity
but solely in its capacity as
Trustee for the benefit of the
RASC Series 2006-EMX6 Trust

EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN  55107
Attn:    Structured Finance/RASC Series 2006-EMX6 Trust
Fax:     651-495-8090
Tel:     651-495-3880

Cc: Michael Scarseth
Fax:     952-921-9133
Tel:     952-857-6518

Subject: Interest Rate Cap

Transaction Reference Number:  403378HN
______________________________________________________________________________

The  purpose  of this  letter  agreement  (this  "Confirmation")  is to  confirm  the terms and  conditions  of the
Transaction  entered into between us on the Trade Date specified below,  and subsequently  amended as set out below
(the  "Transaction")  between  HSBC  Bank  USA,  N.A.  ("HSBC")  and U.S.  Bank  National  Association,  not in its
individual  capacity,  but solely as Trustee for the  benefit of RASC Series  2006-EMX6  Trust.  This  Confirmation
constitutes a  "Confirmation"  as referred to in the ISDA Form Master  Agreement (as defined  below),  as well as a
"Schedule" as referred to in the ISDA Form Master Agreement.  In this Confirmation  "Party A" means HSBC and "Party
B" means RASC Series  2006-EMX6  Trust,  acting  through  U.S.  Bank  National  Association  not in its  individual capacity but solely in its capacity as Trustee for the benefit of the RASC Series 2006-EMX6 Trust.

         1.       This Agreement is subject to and incorporates the 2000 ISDA Definitions (the  "Definitions"),  as
         published by the International Swaps and Derivatives  Association,  Inc. ("ISDA").  You and we have agreed to enter  into  this  Agreement  in lieu of  negotiating  a  Schedule  to the 1992 ISDA  Master  Agreement
         (Multicurrency--Cross  Border) form (the "ISDA Form Master  Agreement")  but,  rather,  an ISDA Form Master
         Agreement  shall  be  deemed  to  have  been  executed  by you  and us on the  date we  entered  into  the
         Transaction.  In the  event  of any  inconsistency  between  the  provisions  of  this  Agreement  and the
         Definitions  or the ISDA  Form  Master  Agreement,  this  Agreement  shall  prevail  for  purposes  of the
         Transaction.  Terms used and not  otherwise  defined  herein,  in the ISDA Form  Master  Agreement  or the
         Definitions shall have the meanings assigned to them in the Pooling and Servicing  Agreement,  dated as of
         July  1,  2006,  among  Residential  Asset  Securities  Corporation,  as  Depositor,  Residential  Funding
         Corporation,  as Master  Servicer,  and U.S.  Bank  National  Association,  as trustee  (the  "Pooling and
         Servicing  Agreement").  Each  reference  to a "Section"  or to a "Section"  "of this  Agreement"  will be construed as a reference to a Section of the 1992 ISDA Form Master Agreement.

         Each of Party A and  Party B  represents  to the  other  that it has  entered  into  this  Transaction  in reliance upon such tax,  accounting,  regulatory,  legal,  and financial  advice as it deems necessary and not upon any  view  expressed  by the  other  and,  in the  case of  Party  B, it has  entered  into  this transaction pursuant to the direction received by it pursuant to the Pooling and Servicing Agreement.

2.       The terms of the particular Transaction to which this Confirmation relates are as follows:

         Notional Amount:                            With respect to any Calculation Period, the lesser of:

(i)      The amount as set forth in Exhibit I, which is attached  hereto and  incorporated  by reference  into this
                                                              Confirmation, and

(ii)     The aggregate  outstanding  principal  balance of the Class A Certificates  and Class M  Certificates,  as
                                                              described  in the  Pooling  and  Servicing  Agreement
                                                              immediately   prior   to  the   last   day  of   such
                                                              Calculation Period.

         Trade Date:                                   July 18, 2006

         Effective Date:                               July 28, 2006

         Termination Date:                             May 25, 2011,  subject to adjustment in accordance  with the
                                                       Following Business Day Convention.

         Fixed Amounts:

                  Fixed Amount Payer:                  Party B

                  Fixed Amount:                        USD 4,365,000.00

                  Fixed Rate Payer
                  Payment Date:                        The Effective Date.

         Floating Amounts:

                  Floating Amount Payer:               Party A

                  Floating Rate Payer
                  Period End Dates:                    The 25th  calendar day of each month,  commencing  on August
                                                       25,  2006 and  ending on the  Termination  Date,  inclusive, subject  to  adjustment  in  accordance  with the  Following
                                                       Business Day Convention

                  Floating Rate Payer
                  Payment Dates:                       Early  Payment  -  Two  (2)  Business  Days  preceding  each
                                                       Floating Rate Payer Period End Date.

                  Cap Rate:                            5.380%

                  Floating Rate Option:                USD-LIBOR-BBA

                  Designated Maturity:                 One month

                  Spread:                              None

                  Floating Rate
                  Day Count Fraction:                  Actual/360

                  Reset Dates:                         The first day of each Calculation Period

         Business Days:                                New York

         Business Day Conventions:                     Modified Following

         Calculation Agent:                            As specified in the Agreement

3.       Provisions Deemed Incorporated in a Schedule to the ISDA Form Master Agreement:

1)       The parties agree that  subparagraph  (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2)       TERMINATION PROVISIONS.  For purposes of the ISDA Form Master Agreement:

(a)      "SPECIFIED ENTITY" is not applicable to HSBC or Party B for any purpose.

(b)      "SPECIFIED  TRANSACTION" is not applicable to HSBC or Party B for any purpose, and,  accordingly,  Section
5(a)(v) shall not apply to HSBC or Party B.

(c)      The "CROSS DEFAULT" provisions of Section 5(a)(vi) shall not apply to HSBC or Party B.

(d)      The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(iv) will not apply to HSBC or Party B.

(e)      With  respect  to Party B, the  "BANKRUPTCY"  provision  of  Section  5(a)vii(2)  of the ISDA Form  Master
Agreement shall not apply.

(f)      The "AUTOMATIC EARLY TERMINATION" provision of Section 6(a) will not apply to HSBC or to Party B.

(g)      PAYMENTS ON EARLY TERMINATION.  For the purpose of Section 6(e) of the ISDA Form Master Agreement:

(i)      Market Quotation will apply.

(ii)     The Second Method will apply.

(h)      "Termination Currency" means United States Dollars.

(i)      EVENTS OF DEFAULT.  The provisions of Sections  5(a)(ii),  5(a)(iii) and 5(a)(iv) shall not apply to Party
B.  The provisions of Sections 5(a)(ii) and 5(a)(iv) shall not apply to HSBC.

(j)      TAX EVENT.  The provisions of Section  2(d)(i)(4)  and 2(d)(ii) of the printed ISDA Form Master  Agreement shall  not apply to Party B and nor  Party B shall  not be  required  to pay any  additional  amounts  referred  to therein.

3)       TAX REPRESENTATIONS.

(a)      PAYER  REPRESENTATIONS.  For the  purpose  of Section  3(e) of the ISDA Form  Master  Agreement,  HSBC and
Party B will make the following representations:

It is not  required  by any  applicable  law, as modified by the  practice  of any  relevant  governmental  revenue authority,  of any Relevant  Jurisdiction  to make any deduction or  withholding  for or on account of any Tax from any payment  (other than interest  under Section  2(e),  6(d)(ii) or 6(e) of the ISDA Form Master  Agreement) to be
made by it to the other party under this Agreement.  In making this representation, it may rely on:

(i)      the  accuracy of any  representations  made by the other party  pursuant to Section  3(f) of the ISDA Form
     Master Agreement;

(ii)     the  satisfaction  of the  agreement  contained in Section  4(a)(i) or Section  4(a)(iii) of the ISDA Form
     Master Agreement and the accuracy and  effectiveness  of any document  provided by the other party pursuant to
     Section 4(a)(i) or Section 4(a)(iii) of the ISDA Form Master Agreement; and

(iii)    the  satisfaction  of the  agreement of the other party  contained in Section 4(d) of the ISDA Form Master
     Agreement,  provided that it shall not be a breach of this  representation  where reliance is placed on clause
     (ii) and the other party does not deliver a form or document  under  Section  4(a)(iii)  by reason of material prejudice to its legal or commercial position.

(b)      PAYEE  REPRESENTATIONS.  For the purpose of Section 3(f) of the ISDA Form Master  Agreement,  each of HSBC and Party B make the following representations.

     The following representation will apply to HSBC:

         HSBC is a national  banking  association  organized  under the federal  laws of the United  States and its
         U.S.  taxpayer identification number is 20-1177241.

         The following representation will apply to Party B:
         U.S.  Bank  National  Association  is the Trustee  under the Pooling and  Servicing  Agreement.  U.S. Bank represents  that it is  directed  pursuant  to the  Pooling  and  Servicing  Agreement  to enter into this
         Agreement  (including  the ISDA Form Master  Agreement)  and to perform  the  obligations  hereunder  (and thereunder).

4)       LIMITATION  ON EVENTS OF  DEFAULT.  Notwithstanding  the terms of Sections 5 and 6 of the ISDA Form Master
Agreement,  if at any time and so long as Party B has satisfied in full all its payment  obligations  under Section
2(a)(i) of the ISDA Form Master  Agreement and has at the time no future payment  obligations,  whether absolute or contingent,  under such Section,  then unless HSBC is required  pursuant to  appropriate  proceedings  to return to
Party B or  otherwise  returns  to  Party B upon  demand  of  Party B any  portion  of any  such  payment,  (a) the occurrence of an event  described in Section 5(a) of the ISDA Form Master  Agreement  with respect to Party B shall not  constitute an Event of Default or Potential  Event of Default with respect to Party B as Defaulting  Party and
(b) HSBC shall be entitled to designate  an Early  Termination  Date  pursuant to Section 6 of the ISDA Form Master
Agreement  only as a result of the  occurrence  of a  Termination  Event set forth in  either  Section  5(b)(i)  or
5(b)(ii) of the ISDA Form Master  Agreement with respect to HSBC as the Affected Party,  or Section  5(b)(iii) with respect to HSBC as the Burdened Party.

5)       DOCUMENTS TO BE DELIVERED.  For the purpose of Section 4(a) (i) and 4(a) (iii):

(1)        Tax forms, documents, or certificates to be delivered are:

---------------------------------------- -------------------------------- ----------------------------------------------
PARTY REQUIRED TO DELIVER DOCUMENT       FORM/DOCUMENT/                   DATE BY WHICH TO BE DELIVERED
                                         CERTIFICATE
---------------------------------------- -------------------------------- ----------------------------------------------
---------------------------------------- -------------------------------- ----------------------------------------------
HSBC and                                 Any   document    required   or  Promptly  after the earlier of (i) reasonable
Party B                                  reasonably  requested  to allow  demand by either party or (ii)  learning that
                                         the   other   party   to   make  such form or document is required
                                         payments  under this  Agreement
                                         without   any    deduction   or
                                         withholding   for   or  on  the
                                         account  of  any  Tax  or  with
                                         such  deduction or  withholding
                                         at a reduced rate
---------------------------------------- -------------------------------- ----------------------------------------------

(2)        Other documents to be delivered are:

----------------------------- --------------------------------- ------------------------------- ------------------------
PARTY  REQUIRED  TO  DELIVER  FORM/DOCUMENT/                    DATE BY WHICH TO BE DELIVERED   COVERED    BY   SECTION
DOCUMENT                      CERTIFICATE                                                       3(D) REPRESENTATION
----------------------------- --------------------------------- ------------------------------- ------------------------
----------------------------- --------------------------------- ------------------------------- ------------------------
HSBC and Party B              Any documents to evidence the     Upon the execution and          Yes
                              authority of the delivering       delivery of this Agreement
                              party for it to execute and       and such Confirmation.
                              deliver this Confirmation.
----------------------------- --------------------------------- ------------------------------- ------------------------
----------------------------- --------------------------------- ------------------------------- ------------------------
HSBC and Party B              A certificate of an authorized    Upon the execution and          Yes
                              officer of the party, as to the   delivery of this Confirmation.
                              incumbency and authority of the
                              respective officers of the
                              party signing this Confirmation.

----------------------------- --------------------------------- ------------------------------- ------------------------
----------------------------- --------------------------------- ------------------------------- ------------------------
HSBC                          Legal opinion(s) with respect     Upon the execution and          No
                              to such party and its Credit      delivery of this Agreement.
                              Support Provider, if any, for
                              it, reasonably satisfactory in
                              form and substance to the other
                              party relating to the
                              enforceability of the party's
                              obligations under this
                              Agreement.
----------------------------- --------------------------------- ------------------------------- ------------------------
----------------------------- --------------------------------- ------------------------------- ------------------------
HSBC                          A copy of the most recent         Promptly after request by the   Yes
                              annual report of such party       other party
                              (only if available) and its
                              Credit Support Provider, if
                              any, containing in all cases
                              audited consolidated financial
                              statements for each fiscal year
                              certified by independent
                              certified public accountants
                              and prepared in accordance with
                              generally accepted accounting
                              principles in the United States
                              or in the country in which such
                              party is organized.
----------------------------- --------------------------------- ------------------------------- ------------------------
----------------------------- --------------------------------- ------------------------------- ------------------------
Party B                       Each other report or other        Promptly upon request by        Yes
                              document required to be           HSBC, or with respect to any
                              delivered by or to Party B        particular type of report or
                              under the terms of the Pooling    other document as to which
                              and Servicing Agreement, other    HSBC has previously made
                              than those required to be         request to receive all
                              delivered directly by the         reports or documents of that
                              Trustee to HSBC thereunder.       type, promptly upon delivery
                                                                or receipt of such report or
                                                                document by Party B and such
                                                                delivery shall be satisfied
                                                                by posting on Party B's
                                                                website
                                                                http://www.usbank.com/mbs
----------------------------- --------------------------------- ------------------------------- ------------------------

6)       OTHER PROVISIONS.

(a)      ADDRESS FOR NOTICES: For the purposes of Section 12(a) of this Agreement:

     Address for notices or communications to HSBC:

      Address:         452 Fifth Avenue, New York, NY  10018
      Attention:       Christian McGreevy
      Facsimile:       212-525-8710
      Telephone:       212-525-5517

      Please direct all settlement inquiries to:

                  HSBC Bank USA, National Association
                  Derivative Settlements
                  Attention:        Jeffrey Lombino
                  Telephone:        (212) 525-5393
                  Fax:              (212) 525-6903

      Address for notices or communications to Party B:

                  Address:          RASC Series 2006-EMX6 Trust
                                    c/o U.S. Bank National Association
                                    60 Livingston Avenue
                                    EP-MN-WS3D
                                    St.  Paul, MN 55107
                                    Facsimile No.: 651-495-8090
                                    Telephone No: 651-495-3880

                  with a copy to:

                  Address:          Residential Funding Corporation
                                    8400 Normandale Lake Blvd.
                                    Minneapolis, MN 55437
                  Attention:        Michael Scarseth
                  Facsimile No.:    952-921-9133
                  Telephone No:     952-857-6518

                  (For all purposes)

(b)      PROCESS AGENT.  For the purpose of Section 13(c):

                  HSBC appoints as its Process Agent:  Not Applicable
                  Party B appoints as it Process Agent:  Not Applicable

(c)      OFFICES.  The  provisions  of  Section  10(a)  will not  apply to this  Agreement;  for  purposes  of this
Transaction,  it will be deemed  that  neither  HSBC nor Party B have any  Offices  other  than as set forth in the
Notices Section and HSBC agrees that, for purposes of Section 6(b) of the ISDA Form Master  Agreement,  it shall be deemed not to have any Office other than one in the United States.

(d)      MULTIBRANCH PARTY.  For the purpose of Section 10(c) of the ISDA Form Master Agreement:

     HSBC is not a Multibranch Party.

     Party B is not a Multibranch Party.

(e)      CALCULATION  AGENT. The Calculation Agent is HSBC;  provided however,  if an Event of Default has occurred with respect to HSBC, then Party B or a Reference Market-maker designated by Party B shall be Calculation Agent.

(f)      CREDIT SUPPORT  DOCUMENT.  Initially with respect to HSBC, not applicable;  however,  if required pursuant to Paragraph  3(5)(v) hereof,  a guaranty  satisfactory to Party B and the Rating  Agencies.  With respect to Party
B, not applicable.

(g)      CREDIT SUPPORT PROVIDER.

     HSBC:  Not Applicable

     Party B:  Not Applicable

(h)      GOVERNING  LAW.  The  parties to this ISDA  Agreement  hereby  agree that the law of the State of New York shall govern their rights and duties in whole,  without  regard to the  conflict of law  provisions  thereof  other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i)      NON-PETITION.  HSBC hereby irrevocably and  unconditionally  agrees that it will not institute against, or join any other  person in  instituting  against or cause any other  person to  institute  against  the RASC  Series
2006-EMX6 Trust or Party B in its capacity as trustee,  any bankruptcy,  reorganization,  arrangement,  insolvency, or similar  proceeding  under the laws of the United States,  or any other  jurisdiction for the non-payment of any amount due hereunder or any other reason until the payment in full of the  Certificates  (as defined in the Pooling and Servicing  Agreement) and the  expiration of a period of one year plus ten days (or, if longer,  the applicable preference period) following such payment.

(j)      NON-RECOURSE  PROVISIONS.  Notwithstanding  anything to the contrary contained herein,  none of Party B or any of its officers,  directors,  or shareholders (the  "Non-recourse  Parties") shall be personally liable for the payment by or on behalf of the Issuer hereunder,  and HSBC shall be limited to a proceeding  against the Collateral or  against  any other  third  party  other  than the  Non-recourse  Parties,  and HSBC shall not have the right to proceed directly  against the Issuer for the  satisfaction of any monetary claim against the  Non-recourse  Parties or for any  deficiency  judgment  remaining  after  foreclosure  of any property  included in such  Collateral  and following the realization of the Collateral, any claims of HSBC shall be extinguished.

(k)      SEVERABILITY.  If any term,  provision,  covenant,  or condition  of this  Agreement,  or the  application thereof to any party or circumstance,  shall be held to be invalid or  unenforceable  (in whole or in part) for any reason, the remaining terms,  provisions,  covenants, and conditions hereof shall continue in full force and effect and shall remain  applicable to all other  parties and  circumstances  as if this  Agreement had been executed with the invalid or unenforceable  portion  eliminated,  so long as this Agreement as so modified  continues to express, without  material  change,  the original  intentions of the parties as to the subject  matter of this Agreement and the  deletion  of such  portion  of this  Agreement  will not  substantially  impair  the  respective  benefits  or expectations of the parties.

The parties  shall  endeavor to engage in good faith  negotiations  to replace any invalid or  unenforceable  term, provision,  covenant or condition with a valid or enforceable term, provision,  covenant or condition, the economic effect of which comes as close as possible to that of the invalid or  unenforceable  term,  provision,  covenant or condition.

(l)      CONSENT TO RECORDING.  Each party hereto  consents to the  monitoring  or recording,  at any time and from time to time,  by the other party of any and all  communications  between  officers or  employees  of the  parties, waives any further  notice of such  monitoring  or  recording,  and agrees to notify its officers and  employees of such monitoring or recording.

(m)      WAIVER OF JURY TRIAL.  Each party to this Agreement  respectively  waives any right it may have to a trial by jury in respect of any  Proceedings  relating  to this  Agreement,  any Credit  Support  Document  or any of the
transactions contemplated hereby.

(n)      SET-OFF.  Notwithstanding  any  provision  of this  Agreement or any other  existing or future  agreement, each party  irrevocably  waives any and all rights it may have to set off,  net,  recoup or  otherwise  withhold or suspend or condition  payment or  performance of any obligation  between it and the other party  hereunder  against any  obligation  between it and the other party under any other  agreements.  The  provisions for Set-off set forth in Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

(o)      TRUSTEE  LIABILITY  LIMITATIONS.  Notwithstanding  anything  herein  to  the  contrary,  it  is  expressly understood  and agreed by the parties  hereto  that (a) this  Agreement  is executed  and  delivered  by U.S.  Bank
National  Association  ("U.S.  Bank"),  not  individually  or  personally  but solely as Trustee of Party B, in the exercise of the powers and  authority  conferred  and vested in it and that U.S.  Bank shall perform its duties and obligations  hereunder  in  accordance  with the  standard  of care set forth in Article  VIII of the  Pooling  and
Servicing  Agreement,  (b) each of the  representations,  undertakings  and  agreements  herein made on the part of
Party B is made and intended not as personal  representations,  undertakings  and  agreements  by U.S.  Bank but is made and  intended  for the purpose of binding  only Party B, (c) nothing  herein  contained  shall be construed as creating any liability on U.S.  Bank,  individually  or  personally,  to perform any covenant  either  expressed or implied  contained  herein,  all such liability,  if any, being  expressly  waived by the parties hereto and by any
Person  claiming by, through or under the parties  hereto;  provided that nothing in this  paragraph  shall relieve
U.S. Bank from performing its duties and obligations  under the Pooling and Servicing  Agreement in accordance with the standard of care set forth therein,  and (d) under no  circumstances  shall U.S. Bank be personally  liable for the payment of any  indebtedness  or expenses of Party B or be liable for the breach or failure of any  obligation, representation,  warranty or covenant  made or  undertaken  by Party B under this  Agreement  or any other  related documents.

(p)  "AFFILIATE"  will have the meaning  specified in Section 14 of the ISDA Form Master  Agreement,  provided that
HSBC and Party B shall not be deemed to not have any  Affiliates  for  purposes of this  Agreement,  including  for purposes of Section 6(b)(ii).

(q)  Section 3 of the ISDA Form Master  Agreement  is hereby  amended by adding at the end  thereof  the  following subsection (g):

         "(g) Relationship Between Parties.
         Each party represents to the other party on each date when it enters into a Transaction that:--

(1)        Nonreliance.  (i) It is not relying on any  statement  or  representation  of the other party  regarding the  Transaction  (whether  written or oral),  other than the  representations  expressly made in this  Agreement or the  Confirmation  in respect of that  Transaction  and (ii) it has  consulted with its own legal, regulatory, tax, business,  investment,  financial and accounting advisors to the extent it has deemed  necessary,  and it has made its own  investment,  hedging  and  trading decisions  based upon its own  judgment  and upon any advice from such  advisors as it has deemed necessary and not upon any view expressed by the other party.

(2)        Evaluation and Understanding.

(i)               It has the  capacity to evaluate  (internally  or through  independent  professional  advice) the
                  Transaction  and has  made its own  decision  to enter  into the  Transaction  and in the case of
                  Party B, it has been  directed  by the  Pooling  and  Servicing  Agreement  to  enter  into  this
                  Transaction; and

(ii)              It  understands  the terms,  conditions and risks of the  Transaction  and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

(3)               Purpose.  It is entering  into the  Transaction  for the purposes of managing its  borrowings  or investments,  hedging  its  underlying  assets or  liabilities  or in  connection  with a line of business.

                  (4)      Status of  Parties.  The other  party is not acting as agent,  fiduciary  or advisor for it in respect of the Transaction,

                  (5)      Eligible  Contract  Participant.  It is an "eligible swap  participant"  as such term is defined  in  Section  35.1(b)(2)  of the  regulations  (17 C.F.R 35)  promulgated  under,  and it constitutes an "eligible  contract  participant" as such term is defined in Section 1(a)12 of the
                  Commodity Exchange Act, as amended."

(r)  The ISDA Form Master Agreement is hereby amended as follows

         (i)      The word "third" shall be replaced by the word "second" in the third line of  Section 5(a)(i)  of the ISDA Form Master Agreement.

         (ii)     TRANSFER,  AMENDMENT AND ASSIGNMENT. No transfer,  amendment,  waiver, supplement,  assignment or other  modification of this Transaction  shall be permitted by either party (other than a change of Counterparty in connection  with a change of Trustee in  accordance  with the  Pooling  and  Servicing  Agreement)  unless  each of
Moody's  Investors  Service,  Inc.  ("Moody's")  and Standard and Poor's,  a Division of the McGraw Hill  Companies
("S&P"),  has been provided notice of the same and confirms in writing  (including by facsimile  transmission) that it will not downgrade,  qualify,  withdraw or otherwise modify its then-current rating of the RASC Series 2006-EMX6
Trust, Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2006-EMX6 (the "Certificates").

         (iii)    [RESERVED].

         (iv)     COUNTERPARTY  RATING WITHDRAWAL OR REDUCTION.  In the event that (1) HSBC's short-term  unsecured and  unsubordinated  debt rating is reduced  below "A-1" by S&P (or if its  short-term  rating is not  available by
S&P, in the event that its  long-term  unsecured and  unsubordinated  debt rating is reduced below "AA-" by S&P) or
(2) either  HSBC's  long-term  unsecured  and  unsubordinated  debt rating is reduced  below "A1" by Moody's or its short-term  unsecured  and  unsubordinated  debt rating is reduced  below "P1" by Moody's  (or,  if its  short-term rating is not  available  by Moody's,  its  long-term  unsecured  and  unsubordinated  debt rating is  withdrawn or reduced  below "Aa3" by Moody's) (and together  with S&P, the "Cap Rating  Agencies",  and such rating  thresholds,
"Approved Rating  Thresholds"),  then within 30 days after such rating withdrawal or downgrade  (unless,  within 30 days after such  withdrawal or downgrade  each Cap Rating Agency has  reconfirmed  its rating for HSBC which was in effect immediately prior to such withdrawal or downgrade),  HSBC shall, subject to the Rating Agency Condition,  at its own expense:

                  (a)      assign each  Transaction  to another  counterparty,  which  counterparty  shall have the
Approved Rating Thresholds and shall have been approved by Residential  Funding  Corporation  (which approval shall not be unreasonably withheld) on terms substantially similar to the terms of this Confirmation;

                  (b)      obtain  guaranty  of, or a  contingent  agreement  of another  person with the  Approved
Rating Thresholds,  to honor HSBC's  obligations under this Confirmation;  provided that such other person has been approved by Residential Funding Corporation (which approval shall not be unreasonably be withheld);

                  (c)      post  collateral  which  will be  sufficient  to the  applicable  Cap  Rating  Agency to restore the rating for HSBC which was in effect immediately prior to such withdrawal or downgrade; or

                  (d)      establish any other  arrangement  satisfactory  to HSBC and to the applicable Cap Rating
Agency,  in each case,  sufficient  to restore  the rating for HSBC which was in effect  immediately  prior to such withdrawal or downgrade.

                  Notwithstanding  the previous  paragraph,  in the event that Party A's  short-term  unsecured and unsubordinated  debt rating is withdrawn or reduced  below "A-3" by S&P or, if there is no short-term  rating,  its long-term  unsecured  and  unsubordinated  debt rating is withdrawn or reduced  below "BBB-" by S&P, then within 10 days of such rating  withdrawal  or downgrade  (unless,  within 10 days after such  withdrawal or downgrade S&P has reconfirmed  the  rating  of the  Certificates  which  was  in  effect  immediately  prior  to such  withdrawal  or downgrade),  Party A shall, subject to the Rating Agency Condition,  at its own expense, assign this Transaction to another  counterparty  with the Approved Rating Thresholds and approved by Party B on terms  substantially  similar to this Confirmation

                  For purposes of this provision,  "Rating Agency  Condition" means, with respect to any particular proposed  act or omission to act  hereunder  that the party  acting or failing to act must  consult with any of the
Cap Rating  Agencies then providing a rating of the  Certificates  and receive from the Cap Rating Agencies a prior written  confirmation  that the  proposed  action or inaction  would not cause a  downgrade  or  withdrawal  of the then-current rating of the Certificates.

4.       ACCOUNT DETAILS:

                  Payments to Party A:                 HSBC Bank USA, National Association
                                                       ABA # 021-001-088
                                                       For credit to Department 299
                                                       A/C: 000-04929-8
                                                       HSBC Derivative Products Group

                  Payments to Party B:                 U.S. Bank National Association
                                                       ABA Number: 091000022
                                                       Account Number: 1731 0332 2058
                                                       Reference: RASC 2006-EMX6
                                                       OBI: Attention: John Thomas
                                                       Ref. Acct. No.: 103860000

5.       Office:

         Party A is acting through its New York Office for the purposes of this Transaction.

6.       Please confirm that the forgoing correctly sets forth the terms of our agreement by having an authorized officer sign this Confirmation and return it via facsimile to:

                  HSBC Bank USA, National Association
                  Attention:        Christian McGreevy
                  Telephone:        (212) 525-8710
                  Fax:              (212) 525-5517

                                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

This message will be the only form of Confirmation dispatched by us.  Please execute and return it to us by facsimile immediately.  If you wish to exchange hard copy forms of this Confirmation, please contact us.

Yours sincerely,

HSBC BANK USA, NATIONAL ASSOCIATION

By: _________________________
     Authorized Signature

By: _________________________
Authorized Signature

Confirmed as of the date first written above:

RASC SERIES 2006-EMX6 TRUST
               By: U.S. Bank National Association
               not in its individual capacity
               but solely in its capacity as
               Trustee for the benefit of the
               RASC Series 2006-EMX6 Trust

By: ________________________
     Name:
     Title:

Attachment

                                                       EXHIBIT I

----------------------------------------------------------- ----------------------
               For the Calculation Periods                     Notional Amount
----------------------------------------------------------- ----------------------
------------------------------ ---------------------------- ----------------------
    From and including:*           To but excluding:*              in USD:
------------------------------ ---------------------------- ----------------------
------------------------------ ---------------------------- ----------------------
           The Effective Date              August 25, 2006         620,490,000.00
------------------------------ ---------------------------- ----------------------
------------------------------ ---------------------------- ----------------------
              August 25, 2006           September 25, 2006         618,668,922.85
------------------------------ ---------------------------- ----------------------
------------------------------ ---------------------------- ----------------------
           September 25, 2006             October 25, 2006         611,825,941.65
------------------------------ ---------------------------- ----------------------
------------------------------ ---------------------------- ----------------------
             October 25, 2006            November 25, 2006         603,179,554.16
------------------------------ ---------------------------- ----------------------
------------------------------ ---------------------------- ----------------------
            November 25, 2006            December 25, 2006         592,737,086.77
------------------------------ ---------------------------- ----------------------
------------------------------ ---------------------------- ----------------------
            December 25, 2006             January 25, 2007         580,520,336.68
------------------------------ ---------------------------- ----------------------
------------------------------ ---------------------------- ----------------------
             January 25, 2007            February 25, 2007         566,566,074.70
------------------------------ ---------------------------- ----------------------
------------------------------ ---------------------------- ----------------------
            February 25, 2007               March 25, 2007         550,926,390.05
------------------------------ ---------------------------- ----------------------
------------------------------ ---------------------------- ----------------------
               March 25, 2007               April 25, 2007         533,672,012.23
------------------------------ ---------------------------- ----------------------
------------------------------ ---------------------------- ----------------------
               April 25, 2007                 May 25, 2007         515,210,473.49
------------------------------ ---------------------------- ----------------------
------------------------------ ---------------------------- ----------------------
                 May 25, 2007                June 25, 2007         495,664,386.21
------------------------------ ---------------------------- ----------------------
------------------------------ ---------------------------- ----------------------
                June 25, 2007                July 25, 2007         476,705,332.71
------------------------------ ---------------------------- ----------------------
------------------------------ ---------------------------- ----------------------
                July 25, 2007              August 25, 2007         458,449,081.13
------------------------------ ---------------------------- ----------------------
------------------------------ ---------------------------- ----------------------
              August 25, 2007           September 25, 2007         440,869,345.98
------------------------------ ---------------------------- ----------------------
------------------------------ ---------------------------- ----------------------
           September 25, 2007             October 25, 2007         423,940,831.89
------------------------------ ---------------------------- ----------------------
------------------------------ ---------------------------- ----------------------
             October 25, 2007            November 25, 2007         407,639,196.06
------------------------------ ---------------------------- ----------------------
------------------------------ ---------------------------- ----------------------
            November 25, 2007            December 25, 2007         391,941,012.20
------------------------------ ---------------------------- ----------------------
------------------------------ ---------------------------- ----------------------
            December 25, 2007             January 25, 2008         376,823,735.83
------------------------------ ---------------------------- ----------------------
------------------------------ ---------------------------- ----------------------
             January 25, 2008            February 25, 2008         362,265,670.93
------------------------------ ---------------------------- ----------------------
------------------------------ ---------------------------- ----------------------
            February 25, 2008               March 25, 2008         348,245,937.79
------------------------------ ---------------------------- ----------------------
------------------------------ ---------------------------- ----------------------
               March 25, 2008               April 25, 2008         334,743,106.78
------------------------------ ---------------------------- ----------------------
------------------------------ ---------------------------- ----------------------
               April 25, 2008                 May 25, 2008         311,535,982.72
------------------------------ ---------------------------- ----------------------
------------------------------ ---------------------------- ----------------------
                 May 25, 2008                June 25, 2008         289,144,350.91
------------------------------ ---------------------------- ----------------------
------------------------------ ---------------------------- ----------------------
                June 25, 2008                July 25, 2008         268,449,471.02
------------------------------ ---------------------------- ----------------------
------------------------------ ---------------------------- ----------------------
                July 25, 2008              August 25, 2008         249,276,164.65
------------------------------ ---------------------------- ----------------------
------------------------------ ---------------------------- ----------------------
              August 25, 2008           September 25, 2008         231,508,470.69
------------------------------ ---------------------------- ----------------------
------------------------------ ---------------------------- ----------------------
           September 25, 2008             October 25, 2008         220,388,525.63
------------------------------ ---------------------------- ----------------------
------------------------------ ---------------------------- ----------------------
             October 25, 2008            November 25, 2008         210,248,273.67
------------------------------ ---------------------------- ----------------------
------------------------------ ---------------------------- ----------------------
            November 25, 2008            December 25, 2008         200,549,367.62
------------------------------ ---------------------------- ----------------------
------------------------------ ---------------------------- ----------------------
            December 25, 2008             January 25, 2009         191,272,941.02
------------------------------ ---------------------------- ----------------------
------------------------------ ---------------------------- ----------------------
             January 25, 2009            February 25, 2009         182,399,228.83
------------------------------ ---------------------------- ----------------------
------------------------------ ---------------------------- ----------------------
            February 25, 2009               March 25, 2009         173,910,263.45
------------------------------ ---------------------------- ----------------------
------------------------------ ---------------------------- ----------------------
               March 25, 2009               April 25, 2009         165,788,893.89
------------------------------ ---------------------------- ----------------------
------------------------------ ---------------------------- ----------------------
               April 25, 2009                 May 25, 2009         158,018,748.28
------------------------------ ---------------------------- ----------------------
------------------------------ ---------------------------- ----------------------
                 May 25, 2009                June 25, 2009         150,584,197.96
------------------------------ ---------------------------- ----------------------
------------------------------ ---------------------------- ----------------------
                June 25, 2009                July 25, 2009         143,472,441.03
------------------------------ ---------------------------- ----------------------
------------------------------ ---------------------------- ----------------------
                July 25, 2009              August 25, 2009         136,667,484.41
------------------------------ ---------------------------- ----------------------
------------------------------ ---------------------------- ----------------------
              August 25, 2009           September 25, 2009         136,667,484.41
------------------------------ ---------------------------- ----------------------
------------------------------ ---------------------------- ----------------------
           September 25, 2009             October 25, 2009         135,623,737.91
------------------------------ ---------------------------- ----------------------
------------------------------ ---------------------------- ----------------------
             October 25, 2009            November 25, 2009         130,052,011.55
------------------------------ ---------------------------- ----------------------
------------------------------ ---------------------------- ----------------------
            November 25, 2009            December 25, 2009         124,718,867.65
------------------------------ ---------------------------- ----------------------
------------------------------ ---------------------------- ----------------------
            December 25, 2009             January 25, 2010         119,613,779.14
------------------------------ ---------------------------- ----------------------
------------------------------ ---------------------------- ----------------------
             January 25, 2010            February 25, 2010         114,726,676.00
------------------------------ ---------------------------- ----------------------
------------------------------ ---------------------------- ----------------------
            February 25, 2010               March 25, 2010         110,047,936.08
------------------------------ ---------------------------- ----------------------
------------------------------ ---------------------------- ----------------------
               March 25, 2010               April 25, 2010         105,568,381.96
------------------------------ ---------------------------- ----------------------
------------------------------ ---------------------------- ----------------------
               April 25, 2010                 May 25, 2010         101,279,249.70
------------------------------ ---------------------------- ----------------------
------------------------------ ---------------------------- ----------------------
                 May 25, 2010                June 25, 2010          97,172,170.03
------------------------------ ---------------------------- ----------------------
------------------------------ ---------------------------- ----------------------
                June 25, 2010                July 25, 2010          93,239,150.23
------------------------------ ---------------------------- ----------------------
------------------------------ ---------------------------- ----------------------
                July 25, 2010              August 25, 2010          89,472,556.96
------------------------------ ---------------------------- ----------------------
------------------------------ ---------------------------- ----------------------
              August 25, 2010           September 25, 2010          85,865,099.83
------------------------------ ---------------------------- ----------------------
------------------------------ ---------------------------- ----------------------
           September 25, 2010             October 25, 2010          82,409,815.74
------------------------------ ---------------------------- ----------------------
------------------------------ ---------------------------- ----------------------
             October 25, 2010            November 25, 2010          79,100,053.95
------------------------------ ---------------------------- ----------------------
------------------------------ ---------------------------- ----------------------
            November 25, 2010            December 25, 2010          75,929,461.86
------------------------------ ---------------------------- ----------------------
------------------------------ ---------------------------- ----------------------
            December 25, 2010             January 25, 2011          72,891,971.37
------------------------------ ---------------------------- ----------------------
------------------------------ ---------------------------- ----------------------
             January 25, 2011            February 25, 2011          69,981,785.94
------------------------------ ---------------------------- ----------------------
------------------------------ ---------------------------- ----------------------
            February 25, 2011               March 25, 2011          67,193,368.23
------------------------------ ---------------------------- ----------------------
------------------------------ ---------------------------- ----------------------
               March 25, 2011               April 25, 2011          64,521,428.30
------------------------------ ---------------------------- ----------------------
------------------------------ ---------------------------- ----------------------
               April 25, 2011         The Termination Date          61,960,912.35
------------------------------ ---------------------------- ----------------------

*    All dates listed  above (with the  exception of the  Effective  Date),  are subject  to  adjustment  in  accordance  with the  Following  Business  Day
     Convention